United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 4, 2025

Date of Report (Date of earliest event reported)

AIMEI HEALTH TECHNOLOGY CO., LTD

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41880	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 East 53rd Street, Suite 3001 New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

86-13758131392

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	AFJK	The Nasdaq Stock Market LLC
Rights, exchangeable into one-fifth of one Ordinary Share	AFJKR	The Nasdaq Stock Market LLC
Units, each consisting of one Ordinary Share and one Right	AFJKU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 4, 2025, Aimei Health Technology Co., Ltd (the “Company”) held its previously announced extraordinary general meeting of shareholders of the Company (the “Extraordinary General Meeting”). However, the Company did not achieve a quorum and therefore was unable to transact business at the meeting.

Pursuant to Article 12.2 of the Company’s Amended and Restated Articles of Association, if a quorum is not present within 15 minutes of the scheduled meeting time, a meeting shall be adjourned to the same time and place seven days later or to such other time or place as is determined by the directors. Accordingly, the Company, with approval from its board of directors, has determined to postpone the Extraordinary General Meeting to February 5, 2025, at 4:00 p.m. Eastern Time to enable more shareholders to vote their shares to meet the quorum requirement. The adjourned Extraordinary General Meeting will be held in the offices of the Company’s counsel, Hunter Taubman Fischer & Li LLC, at 950 Third Avenue, 19th Floor, New York, NY 10022 and virtually online at www.virtualshareholdermeeting.com/AFJKU2025.

At the adjourned Extraordinary General Meeting on February 5, 2025, shareholders will be deemed to be present in person and vote at such adjourned meeting in the same manner as disclosed in the definitive proxy statement the Company filed with the U.S. Securities and Exchange Commission on January 21, 2025, which was supplemented by the additional proxy materials dated January 30, 2025. Valid proxies submitted prior to the reconvened Extraordinary General Meeting will continue to be valid for the upcoming reconvened Extraordinary General Meeting, unless properly changed or revoked prior to votes being taken at such reconvened Extraordinary General Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2025

Aimei Health Technology Co., Ltd

By:	/s/ Junheng Xie
Name:	Junheng Xie
Title:	Chief Executive Officer